Financial assets	9 Months Ended
Sep. 30, 2022
Financial assets.
Financial assets

14.Financial assets

Current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months measured at amortized costs. In 2022, the Company entered into USD term deposits at a well established financial institution for a total amount 50.0 million USD. As at August 16, 2022, 25.0 million USD reached maturity and is subsequently held as cash. The investments in USD term deposits are made with excess cash, to optimize the Company’s return and thus benefit the cash management whereby negative returns on cash balances are decreased.

The current financial assets consists of 25.0 million USD, which could generate a foreign currency exchange gain or loss in the financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is EUR.

The total amount of term deposits as per September 30, 2022, amounts to €25.5 million.